                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 19, 2006
                                                        --------------------

                           ---------------------------

                                   NUCO2 INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Florida                   0-27378                      65-0180800
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission                  (IRS Employer
      of Incorporation)           File Number)               Identification No.)

        2800 S.E. Market Place, Stuart, Florida                  34997
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (772) 221-1754
                                                           --------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On September 19, 2006, NuCO2 Inc. (the "Company") entered into Amendment
No. 1 to Amended and Restated Employment Agreement by and between the Company and Michael E. DeDomenico (the "Employment Agreement") pursuant to which the
Company employs Mr. DeDomenico as its Chief Executive Officer. Amendment No. 1,
among other things, extends the term of the Employment Agreement through June
30, 2009 and is attached hereto as Exhibit 10.1.

ITEM 8.01.     OTHER EVENTS.

     On September 19, 2006, the Nominating and Corporate Governance Committee of
the Company adopted Corporate Governance Guidelines for the Company. The
Guidelines are available on the Company's website at www.nuco2.com under About
Us-Corporate Governance.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     Exhibit No.     Description
     -----------     -----------

     10.1            Amendment No. 1 dated September 19, 2006 to Amended and
                     Restated Employment Agreement by and between the Company
                     and Michael E. DeDomenico.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NUCO2 INC.

Date: September 21, 2006                        By: /s/ Eric M. Wechsler
                                                    ----------------------------
                                                    Eric M. Wechsler,
                                                    General Counsel